Exhibit 99.2

CENTERLINE HOLDING
COMPANY
Financial Overview
1Q11 | March 31, 2011

CENTERLINE CAPITAL GROUP
Table of Contents

 Centerline Corporate Overview   pg 3

 Equity Ownership Summary   pg 7

 Supplemental Financial Information  pg 9

 Glossary      pg 24

Corporate Office

 625 Madison Avenue
 New York, NY 10022
 Phone: 212-317-5700
 Fax: 212-751-3550
 www.centerline.com
 OTC Symbol: CLNH

Investor Contacts

Rob Levy
President, CFO and COO
212-317-5700

Denise Bernstein
Investor Relations
212-521-6451
This presentation contains forward-looking statements about
Centerline Holding Company. Certain statements in this document may constitute forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation
Reform Act of 1995. Except for historical information, the matters discussed in this presentation are forward-looking statements subject to certain risks and uncertainties. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties are detailed in Centerline Holding Company's most recent Annual
Report on Form 10-K and the Quarterly Reports on Form 10-Q for
the first, second and third quarters of 2010 filed with the
Securities and Exchange Commission, and include, among
others, business limitations caused by adverse changes in real estate and credit markets and general economic and business
conditions; our ability to generate new income sources, raise capital for investment funds and maintain business relationships with providers and users of capital; changes in applicable laws and regulations; our tax treatment, the tax treatment of our subsidiaries and the tax treatment of our investments; risk of allocations of income to our shareholders without corresponding cash distributions; possible adverse effects of a future issuance of shares or a reverse share split; possible deterioration in cash flows generated by material investments, such as the Freddie
Mac B-Certificate; competition with other companies; risk of loss under mortgage banking loss sharing agreements; and risks
associated with providing credit intermediation. Words such as
"anticipates", "expects", "intends", "plans", "believes", "seeks",
"estimates" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements
speak only as of the date of this document. Centerline Holding
Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Centerline
Holding Company's expectations with regard thereto or change in events, conditions, or circumstances on which any such statement is based.

CENTERLINE CAPITAL GROUP
Centerline Corporate Overview

centerline capital group

Centerline Capital Group ("Centerline"), a subsidiary of Centerline Holding Company (OTC:CLNH), provides real estate financial and asset management services, with a focus on affordable and conventional multifamily housing. We offer a range of debt and equity financing and investment products to developers, owners and investors.

- Our core businesses include:
  - Low-Income Housing Tax Credit ("LIHTC") syndication, fund management, asset and portfolio management, and affordable debt
  - Affordable and conventional multifamily lending, primarily as a Fannie Mae DUS lender, Freddie Mac seller-servicer, and FHA-approved mortgage provider
- Centerline, or its predecessor companies, has been in continuous operation since 1972.
- Centerline has been a leader in the affordable housing industry since creation of the LIHTC program in 1986. We have raised over $9.9 billion in equity from institutional and retail investors as a sponsor of 135 public and private real estate investment funds.
- We manage one of the largest tax credit portfolios in the United States; we currently have $9.4 billion under management.
- Centerline has invested in over 1,500 affordable multifamily rental assets in 47 states, Washington DC and Puerto Rico.
- We started in the agency mortgage loan industry in 1988; our current agency mortgage loan portfolio stands at about $9 billion.
- Since 1988 we have originated over $8 billion in Fannie Mae loans, and we have originated over $2.7 billion in Freddie Mac loans since 1996.

Corporate Overview

- Centerline's **Affordable Housing Group** provides debt and equity investment products to developers and investors. We raise capital from banks, insurance companies and other large institutions and invest it as equity in affordable housing tax credit developments. We also provide debt products we place with government-sponsored enterprises (GSE) or the FHA, on behalf of our developer clients.
  - The Affordable Housing Group comprises three divisions: Equity, Debt, and Underwriting and Credit.

- Our **Asset Management Group*** monitors and manages multifamily real estate assets owned primarily by third parties. Our organizational structure, combined with our technology, depth of professional expertise, and our portfolio diversity allow us to track trends, analyze sponsors and markets, and make informed decisions to protect the value of our investments.
  - The Asset Management Group comprises five divisions: Portfolio Management, Construction Risk Management, Performing Assets, Special Servicing, and REO and GP Portfolio.

- Centerline's **Mortgage Banking Group** provides a broad spectrum of financing investment products for conventional multifamily properties throughout the United States. We are a Fannie Mae DUS lender, Freddie Mac seller-servicer, and FHA-approved mortgage provider. Our multifamily loan origination, pricing and underwriting platform allows us to finance multifamily properties competitively.
  - The Mortgage Banking Group comprises three divisions: Originations, Servicing, and Mortgage Banking Asset Management.

* *For Centerline's financial reporting under Generally Accepted Accounting Principles (GAAP), the Asset Management Group is reflected as part of the Affordable Housing reporting segment.*

Business Groups

centerline capital group

expertise.

- We have a 38-year track record of continuous operation through various real estate and economic cycles.
- We originate, underwrite, service, asset manage, refinance or sell assets through all phases of their life cycles.
- We are an industry leader in affordable and multifamily housing finance.

relationships.

- We have direct relationships with real estate developers and owners.
- We have strategic relationships with GSEs, banks, insurance companies and other institutional investors.

solutions.

- We offer a broad spectrum of financing and investment products tailored to meet specific client goals.
- We have a depth and breadth of asset management and originations services.
- We mitigate and manage risk to ensure the best possible returns on investments.

Competitive Advantages

CENTERLINE CAPITAL GROUP
Equity Ownership Summary

centerline capital group

C3 Initial Assets LLC (Island) 39%
Other Common Shareholders(2) 16%
Bank of America 8%
Wells Fargo 8%
FDIC(3) 7%
Natixis Financial Products 5%
Citibank 4%
The Related Companies 3%
Capital One 2%
Other Preferred and SCU shareholders(2) 8%

Ownership Type	Shares	Common Share Equivalent	% of Ownership of Outstanding Shares
Common Shares	349,165,831	349,165,831	96.6%
Special Common Units (SCU Shares)	11,867,236	11,867,236	3.3%
Series A CRA Preferred Shares	588,100	588,100	0.2%
Total Equity	**361,621,167**	**361,621,167**	**100.0%**

Equity Ownership as of March 31, 2011
(1)
(4)
(4)
(4)
(4)

(1)
On October 6, 2010, Centerline shareholders approved the amendment to the Company’s trust agreement that increased the number of shares authorized for issuance from 160 million shares to 800 million shares. At that time, 19.3 million of the Special Series A Shares automatically were converted into 289.9 million of common shares at 1:15 ratio.

(2)	Excludes common shares owned by The Related Companies as they are shown separately.
(3)
The FDIC, in its capacity as Receiver, is the record owner of common shares on behalf of the following entities: California National Bank, California Savings Bank, San Diego National Bank, Indy Mac Bank, F.S.B., North Houston Bank, and Community Bank & Trust.

(4)
Shareholders are subject to Lock-Up Agreements pursuant to which they may not offer, sell, offer to sell, contract to sell, grant and option to purchase or otherwise sell or dispose of any of their Centerline equity interests.

CENTERLINE CAPITAL GROUP
Supplemental Financial Statements
The accompanying “As Adjusted” balance sheets and statements of operations are not in accordance with GAAP, are presented for the purpose of enhancing the understanding of the economics of our business, and may not be comparable to figures reported by other companies.

centerline capital group

Consolidated Balance Sheet

(in thousands)	March 31, 2011 As Reported (GAAP)	March 31, 2011 As Adjusted[(1)]	December 31, 2010 As Reported (GAAP)	December 31, 2010 As Adjusted[(1)]
Assets				
Cash and cash equivalents	$ 121,638	$ 27,058	$ 119,598	$ 24,208
Restricted cash	13,538	13,538	13,231	13,231
Investments				
Available-for-sale	448,118	64,263	485,280	39,678
Equity method	6,998	6,998	5,635	5,635
Mortgage loans held for sale and other assets	81,912	81,912	77,287	77,287
Investments in and loans to affiliates, net	4,345	94,283	510	96,185
Intangible assets, net	9,317	9,317	9,494	9,494
Mortgage servicing rights, net	66,488	66,989	65,614	66,130
Deferred costs and other assets, net	73,680	18,133	76,686	19,667
Investments held by Consolidated Partnerships	3,272,843	-	3,302,667	-
Other assets of Consolidated Partnerships	874,730	-	849,738	-
Assets of Discontinued Operations	-	-	18	18
Total Assets	**$ 4,973,607**	**$ 382,491**	**$ 5,005,758**	**$ 351,533**
Liabilities and Equity				
Liabilities				
Notes payable	$ 240,854	$ 218,619	$ 231,374	$ 209,681
Financing arrangements and secured financing	651,545	-	665,875	-
Preferred shares of subsidiary (subject to mandatory repurchase)	55,000	-	55,000	-
Accounts payable, accrued expenses and other liabilities	228,705	88,681	237,804	92,413
Liabilities of Consolidated Partnerships	535,776	-	497,104	-
Total Liabilities	1,711,880	307,300	1,687,157	302,094
Mezzanine Equity				
Redeemable securities	10,658	10,658	12,462	12,462
Equity				
Centerline Holding Company	172,756	159,934	161,305	125,277
Minority interests in consolidated subsidiaries	(90,765)	(95,401)	(83,921)	(88,300)
Preferred shares of subsidiary (not subject to mandatory repurchase)	104,000	-	104,000	-
Partners' interests in Consolidated Partnerships	3,065,078	-	3,124,755	-
Non-controlling interests	3,078,313	(95,401)	3,144,834	(88,300)
Total Liabilities and Equity	**$ 4,973,607**	**$ 382,491**	**$ 5,005,758**	**$ 351,533**

(1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust. Refer to pages 16-17 and further details.

10

centerline capital group

($000s)		3/31/2011
Assets		
Cash and cash equivalents	$	27,058
Restricted cash		13,538
Investments:		
Available-for-sale		64,263
Equity method		6,998
Mortgage loans held for sale and other assets		81,912
Investments in and loans to affiliates, net		94,283
Intangible assets, net		9,317
Mortgage servicing rights, net		66,989
Deferred costs and other assets, net		18,133
Total Assets	$	382,491
Liabilities		
Notes payable	$	218,619
Accounts payable, accrued expenses and other liabilities		88,681
Total Liabilities		307,300
Mezzanine Equity		
Redeemable securities		10,658
Equity		
Centerline Holding Company total		159,934
Non-controlling interests		(95,401)
Total Liabilities and Equity	$	382,491

Investments - Available-for-sale		
Freddie Mac B certificates	$	60,676
Mortgage revenue bonds		3,587

Investments - Equity method and Other		
Mortgage loans held for sale	$	80,155
Equity interests in LIHTC properties		6,998
Mortgage loans held for investment		1,394
Other		363

Investments in and loans to affiliates	
Receivables from LIHTC funds	39,275
Equity investment in Equity Issuer Trust subsidiary	18,493
Equity investment in Credit Risk Products subsidiaries	36,515

Deferred costs and other assets, net		
Prepaid expenses	$	6,478
Income tax receivable		6,007
Fees receivable		2,768
Property, plant and equipment		1,409
Interest receivable		1,266
Receivables and other assets		205

As Adjusted Balance Sheet
Asset Detail

centerline capital group

($000s)		3/31/2011
Assets		
Cash and cash equivalents	$	27,058
Restricted cash		13,538
Investments:		
Available-for-sale		64,263
Equity method		6,998
Mortgage loans held for sale and other assets		81,912
Investments in and loans to affiliates, net		94,283
Intangible assets, net		9,317
Mortgage servicing rights, net		66,989
Deferred costs and other assets, net		18,133
Total Assets	$	382,491
Liabilities		
Notes payable	$	218,619
Accounts payable, accrued expenses		-
and other liabilities		88,681
Total Liabilities		307,300
Mezzanine Equity		
Redeemable securities		10,658
Equity		
Centerline Holding Company total		159,934
Non-controlling interests		(95,401)
Total Liabilities and Equity	$	382,491

Notes Payable		
Term loan		
Loan size	$	127,990
Spread		LIBOR + 3.00%
Rate at period end		3.25%
Maturity date		Mar-17
Revolving credit facility		
Facility size	$	37,000
Outstanding balance at period end	$	10,000
Spread		LIBOR + 3.00%
Rate at period end		3.25%
Maturity date		Mar-15
Mortgage banking warehouse facility		
Facility size	$	100,000
Outstanding balance at period end	$	41,798
Spread		LIBOR + 2.50%
Rate at period end		2.74%
Facility expiration date		Sep-11
Multifamily ASAP warehouse facility		
Outstanding balance at period end	$	17,931
Rate at period end		1.20%
Facility expiration date		N/A
Uncommitted Warehouse Repurchase Facility		
Outstanding balance at period end	$	20,900
Spread		LIBOR + 3.50%
Weighted average rate of outstanding borrowing at period end		4.00%
Facility expiration date		Nov-11

Accounts payable, accrued expenses and other liabilities		
Mortgage loan loss sharing reserve	$	29,693
Derivative liability		18,162
Deferred revenues		15,676
Salaries and benefits payable		6,134
Deferred tax liability		3,164
Accounts Payable		8,623
FIN 48 tax reserves		1,567
Accrued interest payable		4,560
Other		1,102

As Adjusted Balance Sheet (cont.)
Liability Detail

centerline capital group

Debt[1]				
Facility	**Counterparty**	**Maturity**	**Credit Capacity**	**Current Balance**
Corporate Debt Facilities:				
Term Loan	Syndicate	Mar-17	$128.0	$128.0
Revolving Credit Facility[2]	Syndicate	Mar-15	37.0	10.0
Total Corporate Debt				**$138.0**
Asset Specific Debt Facilities:				
Mortgage Banking Warehouse Facility	BofA	Sep-11	100.0	41.8
Mortgage Banking Warehouse Repo Facility	Guggenheim	Nov-11	N/A	20.9
Multifamily ASAP Warehouse Facility	Fannie Mae	N/A	N/A	17.9
Total Asset Specific Debt				**$80.6**
Total Debt				**$218.6**

Mezzanine Equity			
Ownership Type	**Shares**	**Common Share Equivalent**	**Market Value**
Series A CRA Preferred Shares	588,100	588,100	$11.0
Total Mezzanine Equity	**588,100**	**588,100**	**$11.0**

Equity			
Ownership Type	**Shares**	**Common Share Equivalent**	**Market Value**
Common Shares	349,165,831	349,165,831	48.9
Special Common Units	11,867,236	11,867,236	1.7
Total Common Equity	**361,033,067**	**361,033,067**	**$50.5**

Capital Summary
*	All values and balances are as of March 31, 2011
(1)	Excludes Centerline Financial Holdings and Centerline Financial LLC credit facilities
(2)	Credit Capacity includes the $12.0M in letters of credit which was issued under the Revolving Credit Facility (once these letters of credit are terminated these amounts can not be redrawn).

centerline capital group

Consolidated Statement of Operations (1Q11)

(in thousands, except per share data)	Quarter Ended March 31, 2011 As Reported (GAAP)	2011 As Adjusted [(1)]	2010 As Reported (GAAP)	2010 As Adjusted [(1)]
Revenues:				
Interest income	$ 7,827	$ 2,177	$ 12,608	$ 5,578
Fee Income	7,930	14,504	7,133	14,067
Other [(2)]	6,694	8,340	4,954	5,953
Revenues of Consolidated Partnerships	26,258	-	27,917	-
Total revenues	**48,709**	**25,021**	**52,612**	**25,598**
Expenses:				
General and administrative:				
Salaries and benefits	10,868	10,868	13,507	13,336
Other	12,710	11,088	50,636	22,763
Total general and administrative expenses*	23,578	21,956	64,143	36,099
Provision (recovery) for losses, net*	(2,789)	1,505	(112,496)	(112,205)
Total Interest Expenses*	14,459	2,558	15,108	4,496
Depreciation and amortization	3,546	3,386	6,465	5,969
Loss on impairment of assets*	-	-	22,409	22,409
Interest and other expenses of Consolidated Partnerships	50,494	-	59,622	-
Total expenses	**89,288**	**29,405**	**55,251**	**(43,232)**
Income (loss) before other income	**(40,579)**	**(4,384)**	**(2,639)**	**68,830**
Equity and other income (loss)	-	3,041	(134)	(25,122)
Gain on settlement of liability*	1,756	1,756	25,253	23,309
Gain from repayment or sale of investments	-	-	2,191	98
Other loss from Consolidated Partnerships	(61,441)	-	(90,806)	-
Income (loss) from continuing operations before income taxes	**(100,264)**	**413**	**(66,135)**	**67,115**
Income tax provision - continuing operations	(193)	(193)	(393)	(393)
Net income (loss) from continuing operations	(100,457)	220	(66,528)	66,722
Income from operations of discontinued operations:				
Income from discontinued operations before income taxes	253	253	140,293	49,644
Income tax provision - discontinued operations	-	-	(531)	(531)
Gain on sale of discontinued operations, net*	-	-	20,500	20,500
Net income from discontinued operations	253	253	160,262	69,613
Net income (loss)*	(100,204)	473	93,734	136,335
Net income (loss) attributable to non-controlling interests	100,966	-	45,977	(368)
Net income attributable to Centerline Holding Company shareholders*	762	473	139,711	135,967
Net income per share:				
Basic				
Income from continuing operations	$ - [(3)]	$ - [(3)]	$ 2.68 [(4)]	$ 2.65 [(4)]
Income from discontinued operations	$ - [(3)]	$ - [(3)]	$ 0.49 [(4)]	$ 0.48 [(4)]
Diluted				
Income from continuing operations	$ - [(3)]	$ - [(3)]	$ 2.63 [(4)]	$ 2.60 [(4)]
Income from discontinued operations	$ - [(3)]	$ - [(3)]	$ 0.48 [(4)]	$ 0.47 [(4)]
Weighted average shares outstanding:				
Basic	348,647	348,647	140,603	140,603
Diluted	349,268	349,268	143,500	143,500

(1) Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust.

centerline capital group

($000s, except per share amounts)		
Quarter Ended March 31, 2011		
Revenues		
Interest income	$	2,177
Fee income		14,504
Other revenues		8,340
Total Revenues		25,021
Expenses		
General and administrative		21,956
Provision (recovery) for losses, net		1,505
Interest expense		2,558
Depreciation and amortization		3,386
Total Expenses		29,405
Income before other income		(4,384)
Equity and other loss, net		3,041
Gain on settlement of liability		1,756
Income from continuing operations before income taxes		413
Income tax provision - continuing operations		(193)
Net income from continuing operations		220
Discontinued operations:		
Income from discontinued operations		253
Net loss attributable to non-controlling interests		-
Net income attributable to Centerline Holding Company shareholders	$	473

Interest income		
Freddie Mac B certificates	$	649
Escrow balances		204
Mortgage Revenue Bond		159
Promissory notes		150
Other		1,015

Fee income		
AH asset management	$	7,396
Mortgage Banking loan servicing		5,460
Mortgage Banking loan originations		1,053
Other		595

Other revenues		
Gain on sale of mortgage loans	$	5,722
AH Expense reimbursements		2,251
Prepayment penalties		39
Other		328

Equity and other loss, net		
Equity loss in Credit Risk Products subsidiaries	$	3,041

Q1 2011 As Adjusted Income Statement
Revenue & Equity Income Detail
Key Revenue Drivers:
Investment management income
Investment income
Transactional income

centerline capital group

(in thousands)	March 31, 2011 As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted[1]
Assets						
Cash and cash equivalents	$ 121,638	$ -	$ -	$ (94,428)	$ (152)	$ 27,058
Restricted cash	13,538	-	-	-	-	13,538
Investments						
Available-for-sale	448,118	368,913	(560,250)	(18,018)	(174,500)	64,263
Equity method	6,998	-	-	-	-	6,998
Mortgage loans held for sale and other assets	81,912	-	-	-	-	81,912
Investments in and loans to affiliates, net	4,345	34,930	-	36,515	18,493	94,283
Intangible assets, net	9,317	-	-	-	-	9,317
Mortgage servicing rights, net	66,488	-	501	-	-	66,989
Deferred costs and other assets, net	73,680	2,110	(5,234)	(48,743)	(3,680)	18,133
Investments held by Consolidated Partnerships	3,272,843	(3,272,843)	-	-	-	-
Other assets of Consolidated Partnerships	874,730	(874,730)	-	-	-	-
Total Assets	**$ 4,973,607**	**$ (3,741,620)**	**$ (564,983)**	**$ (124,674)**	**$ (159,839)**	**$ 382,491**
Liabilities and Equity						
Liabilities						
Notes payable	$ 240,854	$ -	$ -	$ (22,235)	$ -	$ 218,619
Financing arrangements and secured financing	651,545	-	(651,545)	-	-	-
Preferred shares of subsidiary (subject to mandatory repurchase)	55,000	-	-	-	(55,000)	-
Accounts payable, accrued expenses and other liabilities	228,705	-	(3,543)	(135,642)	(839)	88,681
Liabilities of Consolidated Partnerships	535,776	(535,776)	-	-	-	-
Total Liabilities	1,711,880	(535,776)	(655,088)	(157,877)	(55,839)	307,300
Mezzanine Equity						
Redeemable securities	10,658	-	-	-	-	10,658
Equity						
Centerline Holding Company	172,756	(140,766)	90,105	37,839	-	159,934
Non-controlling interests	3,078,313	(3,065,078)	-	(4,636)	(104,000)	(95,401)
Total Liabilities and Equity	**$ 4,973,607**	**$ (3,741,620)**	**$ (564,983)**	**$ (124,674)**	**$ (159,839)**	**$ 382,491**

[1] Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust.

Q1 2011 Detailed As Adjusted Balance Sheet

centerline capital group

(in thousands)	December 31, 2010 As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted [1]
Assets						
Cash and cash equivalents	$ 119,598	$ -	$ -	$ (95,188)	$ (202)	$ 24,208
Restricted cash	13,231	-	-	-	-	13,231
Investments						
Available-for-sale	485,280	364,913	(615,058)	(18,389)	(177,068)	39,678
Equity method	5,635	-	-	-	-	5,635
Mortgage loans held for sale and other assets	77,287	-	-	-	-	77,287
Investments in and loans to affiliates, net	510	41,559	-	32,929	21,187	96,185
Intangible assets, net	9,494	-	-	-	-	9,494
Mortgage servicing rights, net	65,614	-	516	-	-	66,130
Deferred costs and other assets, net	76,686	2,468	(5,948)	(49,783)	(3,756)	19,667
Investments held by Consolidated Partnerships	3,302,667	(3,302,667)	-	-	-	-
Other assets of Consolidated Partnerships	849,738	(849,738)	-	-	-	-
Assets of Discontinued Operations	18	-	-	-	-	18
Total Assets	**$ 5,005,758**	**$ (3,743,465)**	**$ (620,490)**	**$ (130,431)**	**$ (159,839)**	**$ 351,533**
Liabilities and Equity						
Liabilities						
Notes payable	$ 231,374	$ -	$ -	$ (21,693)	$ -	$ 209,681
Financing arrangements and secured financing	665,875	-	(665,875)	-	-	-
Preferred shares of subsidiary (subject to mandatory repurchase)	55,000	-	-	-	(55,000)	-
Accounts payable, accrued expenses and other liabilities	237,804	-	(3,442)	(141,110)	(839)	92,413
Liabilities of Consolidated Partnerships	497,104	(497,104)	-	-	-	-
Total Liabilities	1,687,157	(497,104)	(669,317)	(162,803)	(55,839)	302,094
Mezzanine Equity						
Redeemable securities	12,462	-	-	-	-	12,462
Equity						
Centerline Holding Company	161,305	(121,606)	48,827	36,751	-	125,277
Non-controlling interests	3,144,834	(3,124,755)	-	(4,379)	(104,000)	(88,300)
Total Liabilities and Equity	**$ 5,005,758**	**$ (3,743,465)**	**$ (620,490)**	**$ (130,431)**	**$ (159,839)**	**$ 351,533**

[1] Adjusted to exclude Consolidated Partnerships, mortgage revenue bonds re-securitized in December 2007, Credit Risk Products and Equity Issuer Trust.

Q4 2010 Detailed As Adjusted Balance Sheet

centerline capital group

(in thousands, except per share data)

	Quarter Ended March 31, 2011					
	As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted [1]
Revenues:						
Interest income	$ 7,827	$ 8,255	$ (11,102)	$ (287)	$ (2,516)	$ 2,177
Fee Income	7,930	7,270	309	(1,005)	-	14,504
Other [2]	6,694	1,579	(18)	85	-	8,340
Revenues of Consolidated Partnerships	26,258	(26,258)	-	-	-	-
Total revenues	**48,709**	**(9,154)**	**(10,811)**	**(1,207)**	**(2,516)**	**25,021**
Expenses:						
General and administrative:						
Salaries and benefits	10,868	-	-	-	-	10,868
Other	12,710	-	-	(1,578)	(44)	11,088
Total general and administrative expenses	23,578	-	-	(1,578)	(44)	21,956
Provision (recovery) for losses, net	(2,789)	-	-	4,294	-	1,505
Total Interest Expense	14,459	-	(10,460)	(481)	(960)	2,558
Depreciation and amortization	3,546	-	(60)	(24)	(76)	3,386
Interest and other expenses of Consolidated Partnerships	50,494	(50,494)	-	-	-	-
Total expenses	**89,288**	**(50,494)**	**(10,520)**	**2,211**	**(1,080)**	**29,405**
Income (loss) before other income	**(40,579)**	**41,340**	**(291)**	**(3,418)**	**(1,436)**	**(4,384)**
Equity and other income (loss)	-	-	-	3,161	(120)	3,041
Gain on settlement of liability	1,756	-	-	-	-	1,756
Gain from repayment or sale of investments	-	-	-	-	-	-
Other loss from Consolidated Partnerships	(61,441)	61,441	-	-	-	-
Loss from continuing operations before income taxes	**(100,264)**	**102,781**	**(291)**	**(257)**	**(1,556)**	**413**
Income tax provision - continuing operations	(193)	-	-	-	-	(193)
Net loss from continuing operations	(100,457)	102,781	(291)	(257)	(1,556)	220
Income (loss) from discontinued operations	253	-	-	-	-	253
Net income (loss)	(100,204)	102,781	(291)	(257)	(1,556)	473
Net income (loss) attributable to non-controlling interests	100,966	(102,779)	-	257	1,556	-
Net income (loss) attributable to Centerline Holding Company shareholders	762	2	(291)	-	-	473
Net income per share: [3]						
Basic						
Income from continuing operations	$ -					$ -
Income from discontinued operations	$ -					$ -
Diluted						
Income from continuing operations	$ -					$ -
Income from discontinued operations	$ -					$ -
Weighted average shares outstanding:						
Basic	348,647					348,647
Diluted	349,268					349,268

Q1 2011 Detailed As Adjusted Income Statement

(1) Refer to page 20 for further details.
(2) Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues. (3) 2011 Amounts calculates to less than one cent per share.

Q1 2010 Detailed As Adjusted Income Statement

(in thousands, except per share data)	Three Months Ended December 31, 2010					
	As Reported (GAAP)	Consolidated Partnerships	Mortgage Revenue Bonds	Credit Risk Products	Equity Issuer Trust	As Adjusted [1]
Revenues:						
Interest income:						
Mortgage revenue bond interest income	5,835	7,104	(12,722)	-	-	217
Other interest income	6,773	30	1,905	529	(3,876)	5,361
Interest income	$ 12,608	$ 7,134	$ (10,817)	$ 529	$ (3,876)	$ 5,578
Fee Income	7,133	7,902	239	(1,207)	-	14,067
Other [2]	4,954	919	(18)	98	-	5,953
Revenues of Consolidated Partnerships	27,917	(27,917)	-	-	-	-
Total revenues	**52,612**	**(11,962)**	**(10,596)**	**(580)**	**(3,876)**	**25,598**
Expenses:						
General and administrative:						
Salaries and benefits	13,507	-	-	(171)	-	13,336
Other	50,636	-	-	(27,833)	(40)	22,763
Total general and administrative expenses	64,143	-	-	(28,004)	(40)	36,099
Provision (recovery) for losses, net	(112,496)	-	-	291	-	(112,205)
Total Interest Expense	15,108	-	(8,821)	570	(2,361)	4,496
Depreciation and amortization	6,465	-	(121)	(13)	(362)	5,969
Loss on impairment of assets	22,409	-	-	-	-	22,409
Interest and other expenses of Consolidated Partnerships	59,622	(59,622)	-	-	-	-
Total expenses	**55,251**	**(59,622)**	**(8,942)**	**(27,156)**	**(2,763)**	**(43,232)**
Income (loss) before other income	**(2,639)**	**47,660**	**(1,654)**	**26,576**	**(1,113)**	**68,830**
Equity and other (loss) income	(134)	(3)	-	(26,486)	1,501	(25,122)
Gain on settlement of liability	25,253	-	-	-	(1,944)	23,309
Gain from repayment or sale of investments	2,191	-	(2,093)	-	-	98
Other losses from Consolidated Partnerships	(90,806)	90,806	-	-	-	-
Loss from continuing operations before income taxes	**(66,135)**	**138,463**	**(3,747)**	**90**	**(1,556)**	**67,115**
Income tax provision - continuing operations	(393)	-	-	-	-	(393)
Net loss from continuing operations	(66,528)	138,463	(3,747)	90	(1,556)	66,722
Income (loss) from operations of discontinued operations:						
Income (loss) from discontinued operations before income taxes	140,293	(90,649)	-	-	-	49,644
Income tax provision - discontinued operations	(531)	-	-	-	-	(531)
Gain on sale of discontinued operations, net	20,500	-	-	-	-	20,500
Net income (loss) from discontinued operations	160,262	(90,649)	-	-	-	69,613
Net income (loss)	93,734	47,814	(3,747)	90	(1,556)	136,335
Net income (loss) attributable to non-controlling interests	45,977	(47,811)	-	(90)	1,556	(368)
Net income (loss) attributable to Centerline Holding Company shareholders	139,711	3	(3,747)	-	-	135,967
Net income per share:[3]						
Basic						
Income from continuing operations	$ 2.68					$ 2.65
Income from discontinued operations	$ 0.49					$ 0.48
Diluted						
Income from continuing operations	$ 2.63					$ 2.60
Income from discontinued operations	$ 0.48					$ 0.47
Weighted average shares outstanding:						
Basic	140,603					140,603
Diluted	143,500					143,500

* Year ended December 31, 2010 amounts include non- recurring items recorded as a result of the March 2010 Restructuring.
(1) Refer to pages 23 and 24 for further details.
(2) Includes prepayment penalties, expense reimbursements, gains on sales of mortgage loans and other revenues.
(3) The numerator of the
calculation of basic and
diluted net income per
share includes the
dividends in arrears for
2009 and for 2010 a
reversal of all preferred
dividends in arrears
upon conversion of the
preferred CRA shares
into Special Series A
Shares, and the effect of
redeemable share
conversions.

P&L Adjustments - Details
Consolidated Partnerships
Centerline’s operating results include the results of Tax Credit Fund Partnerships that are required to be consolidated pursuant to various accounting pronouncements, as well as other Tax Credit Fund Partnerships and Property Partnerships that Centerline controls but in which it has little or no equity interest. As Centerline has virtually no economic interest in these partnerships, the net losses they generated were allocated almost entirely to the Partnerships' investors. The consolidation, therefore, has an insignificant impact on net income (loss), although certain Centerline operating results are eliminated in consolidation, and operating results of the consolidated partnerships are reflected in the income statement.
Given the above, the Company is presenting its operating results adjusted to exclude the impact of such partnerships’ consolidation.
Mortgage Revenue Bonds
For GAAP reporting purposes, consummation of the December 2007 Re-Securitization with Freddie Mac constituted a sale of the mortgage revenue bond investments, with the exception of certain bonds for which our continuing involvement precluded sale treatment. The Company is presenting its operating results adjusted to reflect all mortgage revenue bonds included in the December 2007 Re-Securitization as sold.
➢The balance sheet adjustments primarily relate to cash and deposits receivable which collateralize credit intermediation agreements, outstanding under a senior credit facility with no recourse to Centerline, loss reserves for credit intermediation agreements, deferred income, and fees payable for the restructuring of certain credit intermediation agreements.
➢The income statement adjustments primarily relate to fee income on credit intermediation agreements, provision for losses on credit intermediation agreements, fee expense relating to certain restructured credit intermediation agreements and equity income on the investment in Credit Risk Product subsidiaries.
Centerline Equity Issuer Trust (“EIT”)
Centerline’s operating results include the income related to Series A-1 Freddie Mac Certificates, and expenses related to preferred shares issued by EIT, a special purpose entity. Such preferred shares are secured by EIT’s assets, are non-recourse to Centerline and shares are fully defeased in principle and maturity by the Freddie Mac A-1 certificates. Accordingly, the Company is presenting its operating results adjusted to exclude the impact of EIT’s consolidation.
➢The balance sheet adjustments primarily relate to the removal of the Freddie Mac A-1 certificates, redeemable and non-redeemable preferred shares. The related investment in the Equity Issuer Trust subsidiary reflects equity pick-ups calculated on a GAAP basis.
➢The income statement adjustments primarily relate to interest income on the Freddie Mac A-1 certificates and interest expense and equity distributions related to preferred shareholders.
Credit Risk Products
In connection with the March 2010 Restructuring, a series of transactions were entered into whereby the Company’s and its Centerline Capital Group Inc. subsidiary’s obligations under back to back credit default swaps issued to two counterparties where assigned and assumed by certain isolated special purpose entities, relieving the Company’s assets from exposure to potential contingent liabilities. While the credit default counterparties have significant consent rights with respect to key activities of the isolated special purpose entities, the Company consolidates the isolated special purpose entities for GAAP purposes. The Company has adjusted its operating results to reflect such isolated special purpose entities as if they were equity method investments.

centerline capital group

As Reported - The reported figures that are in accordance with GAAP.

Convertible Redeemable Community Reinvestment Act Shares ("CRA Shares") - CRA Shares issued by Centerline Holding Company. CRA Shares are economically the same as common shares, and dividends for both are the same with no preference in liquidation or dividend payment. For presentation purposes, basic and diluted per share data include both common and CRA Shares. As a result of the March 2010 Restructuring, Centerline converted most of its CRA Shares into Special Series A Shares.

December 2007 Re-securitization - In December 2007, we completed the re-securitization of most of our mortgage revenue bond portfolio with Freddie Mac. For accounting purposes, consummation of this transaction constituted a sale of the mortgage revenue bond investments, with the exception of certain bonds for which our continuing involvement precluded sale treatment.

Discontinued Operations - As a result of the March 2010 Restructuring, Centerline exited the Commercial Real Estate Fund Management and Portfolio Management operating segments.

Fannie Mae DUS Lender - A mortgage lender who is delegated the authority to Underwrite, close, deliver, and Service Multi-Family loans for FNMA

FHA-approved mortgage provider - A mortgage lender who is approved to provide FHA financing on Multifamily and healthcare properties.

Freddie Mac seller-servicer - A mortgage lender who originates Multi-Family loans for sale to Freddie Mac and retains the servicing rights.

LIBOR - The London InterBank Offered Rate ("LIBOR") is the rate on dollar denominated deposits, also known as Eurodollars, traded between banks in London. The index is quoted for one-month, three-month, six-month and one-year periods. The LIBOR rate is an average of rate quotes from five major

LIHTC - Multifamily properties that generate Low-Income Housing Tax Credits.

Non-controlling interests - In connection with acquisitions, the Company issued non-controlling interests that are convertible into common shares of Centerline Holding Company:

> **SCUs (Special Common Units)** - Issued at the time of the Centerline Affordable Housing Advisors LLC acquisition in the fourth quarter of 2003. Distributions for 1.5 million of the shares outstanding are payable pari passu with common; equal to common dividend by .72.
>
> Non-controlling interests also includes the limited partners interest in the Consolidated Partnerships, third party ownership in Centerline Financial Holdings LLC and preferred shares of our EIT subsidiary.

Preferred Shares of subsidiary subject to mandatory redemption / not subject to mandatory redemption - Shares issued by EIT secured by EIT's assets and which are non-recourse to Centerline. Such shares are fully defeased in principle and maturity by EIT's assets.

SIFMA - The Securities Industry and Financial Markets Association Municipal Swap Index, the principal benchmark for floating-rate

Special Series A Shares - In connection with the March 2010 Restructuring, the Company's Board of Trustees approved a certificate of designation creating Special Series A Shares which had a 1:15 conversion ratios to common shares. On October 6, 2010, Centerline shareholders approved the amendment to the Company's trust agreement that increased the number of shares authorized for issuance from 160 million shares to 800 million shares. At that time, 19.3 million of the Special Series A Shares automatically were converted into 289.9 million of common shares at 1:15 ratio.

The March 2010 Restructuring - On March 5, 2010, Centerline completed a series of transactions with an affiliate of Island Capital Group LLC ("Island Capital"), C-III Capital Partners LLC ("C-III") and Centerline's creditors and preferred shareholders (the "March 2010 Restructuring").

Glossary